UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2010 (May 3, 2010)

JEDEDIAH RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Hamilton Avenue, 3rd Floor Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +45-8842 9181

100 – 111, 5th Ave., S.W., Suite 304
Calgary, Alberta, Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

 On May 3, 2010, Jedediah Resources Corp. (the “Company”) entered into an Intellectual Property Assignment Agreement (“IP Agreement”) with Soren Nielsen (“Nielsen”), pursuant to which Nielsen transferred his right, title and interest in all intellectual property relating to certain chewing gum compositions having appetite suppressant activity (“Intellectual Property”) to the Company in consideration for the issuance of 5,500,000 newly issued shares of common stock of the Company (“Common Stock”).  Nielsen will assist the Company in obtaining intellectual property protection for the Intellectual Property.  Nielsen is a director of the Company and was appointed to serve as its President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer on May 3, 2010.  The IP Agreement and issuance of Common Stock to Nielsen was approved by the Board of Directors of the Company (“Board”).

The description of the IP Agreement referred to above is qualified in its entirety by reference to the actual agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On May 3, 2010, the Company entered into each of the Stock Purchase Agreement (“Stock Purchase Agreement”) and General Release and Settlement Agreement (“Release and Settlement”) with Ola S. Juvkam-Wold (“Juvkam-Wold”), who was then Chief Executive Officer and a director of the Company.  Pursuant to the Stock Purchase Agreement, Juvkam-Wold agreed to transfer all 5,500,000 shares of Common Stock owned by him to the Company in consideration for all the issued and outstanding stock of the Company’s wholly owned subsidiary, JRE Exploration Ltd. (“JRE”), and the cancellation of all debt owed by JRE to the Company.  Pursuant to the Release and Settlement, Juvkam-Wold released the Company from any and all claims Juvkam-Wold may have against the Company or its affiliates.  The operations of JRE include the Property Option Agreement.  The sale of all issued and outstanding stock of JRE was approved by the Board.  Simultaneously with the consummation of the Stock Purchase Agreement Juvkam-Wold resigned from his positions as Chief Executive Officer of the Company and as a member of the Board.

The description of the Stock Purchase Agreement referred to above is qualified in its entirety by reference to the actual agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 3.02.     Unregistered Sale of Equity Securities.

Reference is made to the issuance of all of the issued and outstanding shares of common stock of JRE in exchange for all the issued and outstanding shares owned by Juvkam-Wold in the Company, as more fully described in Item 1.01 of this 8-K.

All securities were issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the statutes promulgated thereunder as a transaction not involving a public offering.  In addition, Juvkam-Wold was an officer and director of the Company, had access to information about the Company and their investment and operations, took the securities for investment and not for resale, and the Company took appropriate measures to restrict the transfer of securities.

Reference is made to the issuance of 5,500,000 shares of Common Stock to Nielsen as more fully described in Item 1.01.  All securities were issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act and the statutes promulgated thereunder as a transaction not involving a public offering.

In addition Nielson is a memeber of the Board, had access to information about the Company and their investment and operations, took the securities for investment and not for resale and the Company took appropriate measures to restricit the transfer of securities.

Item 5.01.     Changes in Control of the Registrant.

Pursuant to the Stock Purchase Agreement between the Company and Juvkam-Wold, on May 3, 2010, Juvkam-Wold surrendered for cancellation 5,500,000 shares of Common Stock.  On May 3, 2010, pursuant to the IP Agreement, Soren was issued 5,500,000 shares of Common Stock in exchange for the transfer of the Intellectual Property to the Company.  As a result of such issuance, Soren acquired approximately 41% of the issued and outstanding Common Stock.

This transaction may be deemed to have resulted in a change in control of the Company to the former stockholders of the Company.  Reference is made to Item 1.01 of this Form 8-K for a more extensive description of these transactions.

The information required on Form 10 was previously filed on the Company’s annual report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on December 18, 2009 and on Registration Statement under the Securities Act of 1933 on Form S-1 as filed with the SEC on December 12, 2008.  Form 10 information regarding Security Ownership of Certain Beneficial Owners and Management is being updated below.

Item 4. Security Ownership of Certain Beneficial Owners and Management

 The following table sets forth, based on 13,273,000 shares of common stock issued and outstanding as of April 27, 2010, certain information as to the stock ownership of each person known by us to own beneficially five (5%) percent or more of the outstanding common stock, of each of the our named officers and directors who owns any shares and of all officers and directors as a group. In computing the outstanding shares of common stock, the Company has excluded all shares of Common Stock subject to options, warrants or other securities that are not currently exercisable or exercisable within 60 days and are therefore not deemed to be outstanding and beneficially owned by the person holding the options, warrants or other securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. Unless otherwise indicated, the address for each person listed below is c/o Jedediah Resources Corp., 228 Hamilton Avenue, 3rd Floor, Palo Alto, California 94301.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class*
Common Stock	5% Shareholders
	Murrayfield Limited	3,333,000	25.11%

	Soren Nielsen, CEO	5,500,000	41.44%

Common Stock	Executive officers and directors
	Soren Nielsen, CEO and director 1 person	5,500,000	41.44%

*	Calculated in accordance with Rule 13d-(3)(d)(1) under the Securities Exchange Act of 1934.

Other than the transactions and agreements disclosed in this Form 8-K, the Company knows of no arrangements which may result in a change in control of the Registrant.

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Nielsen, age 40, was appointed and became the President, Secretary, Treasurer, Chief Executive Officer, and Chief Financial Officer of the Company on May 3, 2010.  Nielsen has served as a member of the Board since October 30, 2009.  From 2008 to 2009, Nielsen was a Service Executive for Microsoft where he structured, marketed and sold strategic information technology projects and complex service engagements.  Nielsen served as a sales manager of Steria A/S, Skovlunde in Denmark between 2000 and 2007, where he developed new business opportunities, prepared sales budgets and negotiated large transactions.  Nielsen received his Bachelors degree in marketing from the University of Huddersfield in the United Kingdom.  Reference is made to the issuance of 5,500,000 shares of Common Stock to Nielsen in consideration of the transfer of the Intellectual Property to the Company, as more fully described in Item 1.01.

On May 3, 2010, Juvkam-Wold resigned as Chief Executive Officer and director of the Company.  The resignation of Juvkam-Wold did not result from a disagreement with the Company.  Reference is made to the issuance of all of the issued and outstanding shares of common stock of JRE in exchange for all the issued and outstanding shares of Common Stock owned by Juvkam-Wold, as more fully described in Item 1.01 of this 8-K.

Item 9.01.     Financial Statements and Exhibits.

(c)           Exhibits.

10.1	Intellectual Property Assignment Agreement entered into on May 3, 2010 between the Company and Soren Nielsen
10.2	Stock Purchase Agreement, entered into on May 3, 2010, between the Company and Ola Juvkam-Wold

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2010	Jedediah Resources Corp.

By: /s/ Soren Nielsen
Name: Soren Nielsen
Title: Chief Executive Officer